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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ---------------------

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 12, 2000


                            SYNBIOTICS CORPORATION
            (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 0-11303


               CALIFORNIA                                    95-3737816
      (State or other jurisdiction                        (I.R.S. Employer
            of incorporation)                            Identification No.)


           11011 VIA FRONTERA
          SAN DIEGO, CALIFORNIA                                92127
(Address of principal executive offices)                    (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (858) 451-3771

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ITEM 5.  OTHER EVENTS
         ------------

On January 13, 2000 we announced that we acquired W3Commerce LLC, a privately-held Internet services provider based in San Diego. We paid $2,183,000 for W3Commerce, and the consideration was in the form of a 5 year note which bears interest at 6.21% and is convertible into 1,000,000 shares of our common stock beginning January 12, 2002. The former shareholders of W3Commerce may receive up to an additional 800,000 shares of our common stock if certain per share stock price targets for our common stock are reached prior to January 12, 2003.

In conjunction with the acquisition, we also announced that we will soon be seeking shareholder approval to change our name to W3 Inc., and that two members of the former W3Commerce board of directors have become members of our board of directors.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         a)  Financial statements of businesses acquired
             -------------------------------------------

             Not applicable.

         b)  Pro forma financial information
             -------------------------------

             Not applicable.

         c)  Exhibits
             --------

             99.1 Press release dated January 13, 2000 entitled "Synbiotics Corporation Acquires Its Internet Marketing Partner, Announces Strategic Changes, Plans to Rename."



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYNBIOTICS CORPORATION


Date:  February 4, 2000                /s/ Michael K. Green
                                       -------------------------------------
                                       Michael K. Green
                                       Senior Vice President - Finance
                                       and Chief Financial Officer

                                      -1-
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                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.


                                   EXHIBITS

                                      TO

                                   FORM 8-K

                                     UNDER

                        SECURITIES EXCHANGE ACT OF 1934

                            SYNBIOTICS CORPORATION
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                                 EXHIBIT INDEX

Exhibit No.  Exhibit
-----------  -------

 99.1 Press release dated January 13, 2000 entitled "Synbiotics Corporation Acquires Its Internet Marketing Partner, Announces Strategic Changes, Plans to Rename."